Exhibit 99.1
2011 SHARE INCENTIVE PLAN
OF
CAMDEN PROPERTY TRUST
1. Purpose.
The purpose of this Plan is to benefit the Company’s shareholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company’s performance and by providing such individuals with additional incentives to remain with the Company.
2. Definitions.
The following terms, as used herein, shall have the meaning specified:
(a) “2002 Plan” shall have the meaning set forth in Section 5(a).
(b) “Affiliate” shall mean any corporation or other entity more than 50% of whose stock or other interests having general voting power is owned by the Company or by another Affiliate of the Company.
(c) “Alternative Rights” shall have the meaning set forth in Section 6(a)(2).
(d) “Award” shall mean an award granted pursuant to Section 6 payable in cash or Shares.
(e) “Board” shall mean the Board of Trust Managers or Directors of the Company, as it may be comprised from time to time.
(f) “Cause” shall have the meaning set forth in Section 6(b)(4)(ii).
(g) “Change in Control” shall mean the first to occur of any of the following:
(1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares in the Company) together with its “affiliates” and “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), or has become the beneficial owner during the most recent twelve-month period ending on the date of the most recent acquisition by such person, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; provided, that, the acquisition of additional control by any person who is considered to effectively control the Company shall not be considered a Change in Control; or

(2) during any 12-month period, the Directors in office at the beginning of such period shall have ceased to constitute a majority of the Board without the approval of the nomination of the individuals who replace them on the Board by two-thirds of the Board consisting of Directors who were serving at the beginning of such period; or
(3) a merger or consolidation of the Company shall have been consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 30% of the combined voting power of the Company’s then outstanding securities; or
(4) a plan of complete liquidation of the Company shall have been consummated; or
(5) any person or persons, other than a subsidiary of the Company, shall have acquired all or a significant portion of the Company’s assets. For purposes of this clause (5), the term “shall have acquired all or a significant portion of the Company’s assets” shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 33 1/3% of the aggregate market value of the outstanding Shares (on a fully diluted basis) plus the aggregate market value of the Company’s other outstanding equity securities. The aggregate market value of the Shares shall be determined by multiplying the number of Shares (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions by the average closing price of the Shares for the ten trading days immediately preceding such date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the Shares or by such other method as the Board shall determine is appropriate.
Notwithstanding the foregoing, (except as provided otherwise in an Award) a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines otherwise.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(i) “Committee” shall mean a committee appointed pursuant to Section 3(a) or, if no such Committee is appointed, the Board.
(j) “Company” shall mean Camden Property Trust and its successors.
(k) “Director” shall mean any person who shall from time to time be a member of the Board and/or a member of the board of directors of any Affiliate.
(l) “Dividend Equivalent Right” shall mean an Award granted pursuant to Section 6(e).
(m) “Effective Date” shall mean May 11, 2011; provided that this Plan shall not become effective unless and until it is approved by the requisite percentage of the holders of the Shares.
(n) “Election Date” shall mean the date an Independent Director is first appointed or elected to the Board.
(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
(p) “Fair Market Value” shall mean the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues on the determination date. If no sale of the security is reported for such date, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be closing price of a share of the relevant security on the most recent date before the date of determination. If the relevant security is not publicly traded, Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.
(q) “Full-Value Award” means an Award other than an Option, Right or other Award that does not deliver the full value at grant thereof of the underlying Shares.
(r) “Fungible Pool Unit” shall be the measuring unit used for purposes of this Plan, as specified in Section 5, to determine the number of Shares which may be subject to Awards hereunder, which shall consist of Shares in the proportions ranging from 0.83 to 3.45, as set forth in Section 5.
(s) “Independent Director” shall mean any Director who is (i) (A) a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) of the Exchange Act, and (B) an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder, and (ii) who is not an employee of the Company or any Affiliate; provided, that a Director who is a consultant but is not an employee, also may be an Independent Director if the limitations on remuneration set forth in Code Section 162(m) and the regulations promulgated thereunder are otherwise met so that the Director satisfies the requirements to be an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

(t) “Insider” shall mean any person who is subject to Section 16.
(u) “ISO” shall mean an incentive stock option within the meaning of Code Section 422.
(v) “Limited Rights” shall have the meaning set forth in Section 6(d).
(w) “Mature Shares” shall mean, with respect to an exercise date, Shares held by a Participant for at least six months prior to such exercise date.
(x) “NQO” shall mean a stock option that is not within the meaning of Code Section 422.
(y) “Option” shall mean any option granted pursuant to Section 6(a)(1).
(z) “Participant” shall mean any person who has been granted an Award pursuant to this Plan.
(aa) “Performance Units” shall have the meaning set forth in Section 6(c).
(bb) “Permanent Disability” shall have the meaning set forth in Section 6(a)(5)(i).
(cc) “Restricted Shares” shall mean the Shares issued as a result of a Restricted Share Award.
(dd) “Restricted Share Award” shall mean a grant of the right to purchase Shares pursuant to Section 6(b). Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.
(ee) “Retirement” shall have the meaning set forth in Section 6(a)(5)(i).
(ff) “Rights” shall mean an Award granted pursuant to Section 6(a)(2).
(gg) “Section 16” shall mean Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission, as they may be amended from time to time.
(hh) “Shares” shall mean the common shares of the Company, par value $.01 per share.
(ii) “Spread” shall mean (i) with respect to Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option, and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

(jj) “Year of Service” shall mean each 12 consecutive month period commencing on an Employee’s employment commencement date and ending on each anniversary of the Employee’s employment commencement date.
3. Administration and Interpretation.
(a) Administration. This Plan shall be administered by a Committee, which shall consist of two or more Independent Directors. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of this Plan and shall have full power and authority to construe and interpret this Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in this Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.
The Committee shall have the full and exclusive right to grant all Awards under this Plan. In granting Awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in this Plan and the nature, amount, pricing, time and other terms of Awards to be made to such individuals, subject to the other terms and provisions of this Plan. The Committee shall also have the authority to consult with and receive recommendations from officers and other individuals of the Company and its Affiliates with regard to these matters. In no event shall any individual, his or her legal representative, heirs, legatees, distributees or successors have any right to participate in this Plan except to such extent, if any, as the Committee shall determine.
The Committee may from time to time in granting Awards under this Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in this Plan.
The Committee may delegate to the officers of or individuals associated with the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding this Plan or Awards hereunder as these relate to Insiders, including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

(b) Interpretation. The Committee shall have the power to interpret and administer this Plan. All questions of interpretation with respect to this Plan, the number of Shares or other security granted hereunder, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 6b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to insiders.
It is the intention of the Company that this Plan and all Awards issued under this Plan be interpreted and administered consistent with the provisions of Code Section 409A and the Treasury Regulations issued thereunder, including the exemptions from application of Section 409A available thereunder. Except to the extent that Section 6(h) applies to an Award, it is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any provision of this Plan to the contrary, in the event that the Committee determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendment to this Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (1) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Code Section 409A.
(c) Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers (or similar) liability insurance coverage which the Company may have in effect from time to time.
4. Eligibility.
The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Directors, (ii) key employees of the Company or any Affiliate and (iii) consultants to the Company or any Affiliate, in each case (other than in the case of clause (i)), as determined by the Committee from time to time. The Independent Directors, key employees and consultants to whom Awards are granted under this Plan, and the number of Shares or other security subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan. Persons to whom Awards may be granted include key employees and consultants who are also Directors.

5. Shares Subject to Grants Under this Plan.
(a) Limitation on Number of Shares. The Shares subject to grants of Awards shall be authorized but unissued Shares, Shares purchased in the open market or privately and such Shares, if any, held as “treasury stock” by the Company. Subject to adjustments as provided in Section 7, the total number of Shares subject to Awards granted under this Plan, in the aggregate, may not exceed the sum of the following (collectively, the “Fungible Pool Limit”): (i) 5,840,000 and (ii) 3,304,489, which represents the number of Shares available under the Company’s Amended and Restated 2002 Share Incentive Plan (the “2002 Plan”) as of the Effective Date pursuant to Full-Value Awards based on a 3.45 to 1.0 Fungible Pool Unit-to-Full-Value award conversion ratio, of which 100% may be issued as ISOs. Each Share issued or to be issued in connection with any Full-Value Awards shall be counted against the Fungible Pool Limit as 3.45 Fungible Pool Units. Options and other Awards that do not deliver the full value at grant thereof of the underlying Shares and that expire more than five years from the date of grant shall be counted against the Fungible Pool Limit as one Fungible Pool Unit. Options, Rights and other Awards that do not deliver the full value at grant thereof of the underlying Shares and that expire five years or less from the date of grant shall be counted against the Fungible Pool Limit as 0.83 of a Fungible Pool Unit. (For these purposes, the number of Shares taken into account with respect to a Right shall be the number of Shares underlying the Rights at grant (i.e., not the final number of Shares delivered upon exercise of the Rights).) Subject to adjustment as provided in Section 7, the aggregate number of Shares as to which Awards may be granted to a participant during a calendar year under this Plan shall not exceed 1,000,000 Shares (with each Share subject to an Award being counted as one Share, notwithstanding the type of Award or the fact that it may count as more or less than one Fungible Pool Unit for purposes of this Section 5(a)), it being expressly contemplated that Awards in exclusively one category (e.g., Options) can (but need not) be used in the discretion of the Committee to reach the limitation set forth in this sentence; provided that this limit shall only apply to Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations promulgated thereunder.
(b) Shares ceasing to be subject to an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under this Plan. However, if any outstanding Option or Right (including any outstanding award under the 2002 Plan), in whole or in part, expires or terminates unexercised or is canceled or if any Award, in whole or in part, expires or is terminated or forfeited, or is paid in cash in lieu of Shares, for any reason prior to May 11, 2021, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award, or Awards that use Shares as a reference but that are paid or settled in cash, may again be made the subject of grants under this Plan; provided, however, that, with respect to any Option or Rights granted to any Participant who is a “covered employee” as defined in Code Section 162(m) and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and for Rights granted to such Participant.

6. Awards.
(a) Options and Rights.
(1) Grants of Options. Options granted under this Plan may be either ISOs or NQOs. At the time an Option is granted, the Committee may, in its discretion, designate whether an Option shall be an ISO. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Company or a “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f) respectively.
Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under this Plan or any other plans of the Company or an Affiliate) first becomes exercisable during any calendar year exceeds $100,000, the portion of such Option which would exceed the $100,000 limitation shall be treated as an NQO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.
No ISO shall be granted to any person who, at the time of the grant, owns Shares possessing more than 10% of the total combined voting power of the Company or any Affiliate, unless (i) on the date such ISO is granted, the Option price is at least 110% of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.
The purchase price per Share pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share (regardless of whether such Option is an ISO or an NQO) shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under this Plan. Options may be granted by the Committee to any eligible person at any time and from time to time.
The form of Option shall be as determined from time to time by the Committee. A certificate of Option signed by the Chairman of the Board or the President or Vice President and attested by the Treasurer or an Assistant Treasurer or Secretary or an Assistant Secretary of the Company shall be delivered to each person to whom Options are granted.
(2) Grants of Rights. The Committee shall have the authority in its discretion to grant to any eligible person Rights, which may be granted separately or in connection with an Option at the time of grant.

If Rights are granted in connection with an Option, such Rights shall be granted with respect to the same number of Shares then covered by the Option and may be exercised solely as an alternative to the exercise of the related Option. Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if, and to the extent that, the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as “Alternative Rights.” Notwithstanding the preceding sentence, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Alternative Rights shall have then been so exercised.
Rights granted without relationship to an Option shall be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.
Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights. The Committee may not, at any time, provide that the amount payable upon the exercise of Rights will be greater than the Spread.
Payment of the amount determined hereunder upon the exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination thereof, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefor shall be made in cash.
The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President and attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Company shall be delivered to each person to whom Rights are granted.
The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under this Plan, including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee.

(3) Payment of Option Exercise Price. Upon exercise of an Option, the full Option purchase price for the Shares with respect to which the Option is being exercised shall be payable to the Company, (i) in cash or by a check payable and acceptable to the Company or (ii) subject to the approval of the Committee, by tendering to the Company Shares owned by the holder for at least six months having an aggregate Fair Market Value per Share as of the date of exercise and tender which is not greater than the full Option purchase price for the Shares with respect to which the Option is being exercised and by paying the remainder of the Option purchase price as provided in (i) above; however, the Committee may, upon confirming that the holder owns the number of additional Shares being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of Shares being tendered upon the exercise and return to the holder (or not require surrender of) the certificate for the Shares being tendered upon the exercise. Notwithstanding the preceding, a holder may not use any Shares acquired pursuant to an Award granted under this Plan (or any other plan maintained by the Company or any Affiliate) unless the holder has beneficially owned such Shares for at least six months. Payment instruments will be received subject to collection. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.
(4) Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in this Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is an NQO shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right. The term of an Option or Right may not be extended after the date of grant, except as may be permitted under Treasury Regulation Section 1.409A-1(b)(5)(v)(C)(1).
(5) Termination of Employment or Relationship.
(i)
In the event that a Participant’s employment or relationship with the Company and its Affiliates shall terminate for any reason other than as a result of (A) retirement pursuant to a retirement plan or policy of the Company or one of its Affiliates (“Retirement”), (B) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee (“Permanent Disability”), or (C) death, the Participant’s NQOs and Rights shall be exercisable by him or her, subject to subsection (4) above, only within three months after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination. In the case of a Participant’s Retirement, Permanent Disability or death while entitled to exercise a NQO or Right, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the NQO or Rights at any time within one year from the date of the Participant’s Retirement, Permanent Disability or death.

(ii)
In the event that a Participant’s employment or relationship with the Company and its Affiliates shall terminate for any reason other than as a result of (A) Permanent Disability or (B) death, the Participant’s ISOs shall be exercisable by him or her, subject to subsection (4) above, only within three months after such termination, but only to the extent the ISO was exercisable immediately prior to such termination. In the case of a Participant’s Permanent Disability or death while entitled to exercise an ISO, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (4) above, to exercise the ISO at any time within one year from the date of the Participant’s Permanent Disability or death.

(iii)
If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated by the Company or an Affiliate for Cause, all unexercised Options and Rights of such Participant shall terminate immediately upon such termination of such Participant’s employment, consulting arrangement or service with the Company and all Affiliates, and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

(6) Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Directors or directors of the Company or of any Affiliate as a result of any “corporate transaction” as defined in the Treasury Regulations promulgated under Code Section 424, provided, however, as follows: (i) any such adjustments to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any such adjustments to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

(7) Issuance of Restricted Shares. Notwithstanding the preceding subsections, the Committee may, in its sole discretion and without the requirement of consent from the Participant, determine that an Option shall be settled, upon exercise, in whole or in part by the issuance of Restricted Shares to the Participant. Any such determination shall be made no later than the date of grant and shall be noted on the certificate evidencing the grant of the Option. The restricted period under such Restricted Shares shall be no greater than five years.
(b) Restricted Share Awards.
(1) Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before May 11, 2021. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company’s cash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual’s bonus, provided that such individual has made an irrevocable election, at least six months prior to the end of the designated performance period to which the bonus is attributable, to receive such Restricted Share Award in lieu of such bonus. In the first year of a Participant’s eligibility to participate in this Plan, such an election may be made no later than 30 days following the date on which the Participant becomes eligible to participate in this Plan and shall be applicable to the portion of the bonus attributable to services performed after the election is made.
(2) Purchase Price under Restricted Share Awards. The purchase price of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided, however, that such purchase price shall not be less than the par value per Share of the Shares subject to the Restricted Share Award. The Committee shall specify, within its discretion, the time and manner in which payment of such purchase price shall be paid.
(3) Description of Restricted Shares. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:
(i) Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, “lapse” and “non-lapse” restrictions (as such terms are defined in regulations promulgated under Code Section 83) and the achievement of specific performance goals;
(ii) the Restricted Shares may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied;

(iii) each certificate representing Restricted Shares issued pursuant to this Plan shall bear a legend making appropriate reference to the following:
“the Shares represented by this certificate have been issued pursuant to the terms of the 2011 Share Incentive Plan of Camden Property Trust and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated                                         ”
; and
(iv) except as set forth in Sections 6(a)(7) and 8, no Restricted Shares granted pursuant to this Plan shall be subject to vesting requirements over a period of less than three years.
If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and shall have all the rights of a shareholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends or other dividends made or paid with respect to such Shares.
In order to enforce the restrictions, terms and conditions that may be applicable to a Participant’s Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.
After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.
(4) Termination of Employment or Relationship.
(i)
General. If the employment or relationship with the Company or its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Code Section 83) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such forfeited Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company.

(ii)
Retirement After Completion of Ten Years of Service. Notwithstanding subparagraph 6(b)(4)(i) above, any and all unvested Restricted Share Awards shall immediately vest in the event of the holder’s Retirement from the Company and all Affiliates after attainment of age 65 and completion of ten Years of Service. The preceding sentence shall be inapplicable, and the forfeiture provisions of Section 6(b)(4)(i) above shall apply if the employment or relationship with the Company and its Affiliates is terminated for Cause. For purposes of this Plan, “Cause” shall mean the Participant’s (i) failure to competently discharge any material portion of his/her duties; (ii) commission or omission of any acts which are in the nature of, or constitute, fraud or dishonesty against the Company or any Affiliate; (iii) behavior which is insubordinate or disruptive to the Company or any Affiliate, or materially detrimental to the business reputation of the Company; (iv) breach of any material policy of the Company or any Affiliate; (v) engaging in competition with the Company or any Affiliate, either as an individual for his/her own account or as a partner, officer, director, shareholder, employee, independent contractor, officer, or otherwise; or (vi) continual inattention to, or neglect of, any material portion of his/her duties, which inattention is not the result of illness or accident; as determined by the Committee in its sole discretion.

(5) Restricted Share Awards to Independent Directors. Each Independent Director shall be granted a Restricted Share Award on his or her Election Date and a Restricted Share Award on May 1 of each succeeding year that the individual remains an Independent Director, in each case in the amount determined from time to time by the Committee. To the extent the Board shall appoint a “Lead Independent Director,” such person may additionally be granted on the date of appointment and on May 1 of the succeeding year a Restricted Share Award in an amount determined from time to time by the Committee. In addition, on each May 1 of each succeeding year that the individual remains Lead Independent Director, the Lead Independent Director may receive a Restricted Share Award in an amount determined from time to time by the Committee. The Restricted Shares granted under this Section 6(b)(5) shall vest at the rate of 20% May 1 of each of the five years succeeding the date of grant. Notwithstanding the preceding sentences, all or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) shall immediately vest (but in no event during the six-month period commencing on the date of grant) in the event of the holder’s Retirement on or after his or her 65th birthday, Permanent Disability or death. All or any part of any Restricted Shares granted pursuant to this Section 6(b)(5) also shall vest (but in no event during the six-month period commencing on the date of grant) upon the occurrence of a Change in Control while the holder is serving as a Director. Any Restricted Shares granted pursuant to this Section 6(b)(5), to the extent unvested, shall terminate immediately upon the holder’s ceasing to serve as a Director (for any reason other than Retirement on or after his or her 65th birthday, Permanent Disability or death as described above).

(c) Performance Goals. The Committee, in its discretion, (i) may establish one or more performance goals as a precondition to the issuance or vesting of Award, which may be Restricted Shares or units (“Performance Units”) having a value equal to an identical number of Restricted Shares, and, in the case of Performance Units, shall determine whether such Performance Units will be paid in cash, Shares, or a combination of cash and Shares, and (ii) may provide, in connection with the establishment of the performance goals, for predetermined Awards to those Participants (who continue to meet all applicable eligibility requirements) with respect to whom the applicable performance goals are satisfied. In the case of any grant intended to qualify as performance-based compensation under Code Section 162(m) (including, for these purposes, grants constituting performance-based compensation, as determined without regard to certain shareholder approval and disclosure requirements by virtue of an applicable transition rule), the Committee (i) may use one or a combination of the performance goals set forth in Exhibit A; and (ii) may establish other goals (with shareholder approval of other types of goals) intended to be performance goals as contemplated by Code Section 162(m) and the regulations thereunder. Any Award, other than Options or Rights, that is based on the satisfaction of performance goals, as described in this Section 6(c), and is intended to qualify as performance-based compensation under Code Section 162(m), may not exceed $5,000,000 with respect to any Participant.
(d) Limited Rights. The Committee shall have the power to grant limited rights (“Limited Rights”), which shall have no relationship to an Option Award. Limited Rights shall provide for the automatic cash payment to the holder of such Limited Rights equal to the Spread valued upon the occurrence of a Change in Control and payable on the dated fixed by the Committee at the time of the grant of such Limited Right. Limited Rights may provide that Committee approval is not required for the exercise of such Limited Right. Upon exercise of such Limited Right, payment therefore shall be made in full on the date fixed by the Committee; provided that the Participant remains employed by the Company through such payment date.
(e) Dividends and Dividend Equivalents. Subject to the limitations on the payment of cash dividends set forth in Section 6(i), a Restricted Share Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired). Such payments may be settled in cash or Shares as determined by the Committee. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish, but may not be deferred except to the extent Section 6(h) hereof applies.

(f) Other Equity-Based Awards. The Committee shall have the right (i) to grant other Awards based on Shares (including the grant or offer for sale of unrestricted Shares and performance shares and performance units settled in Shares or cash) having such terms and conditions as the Committee may determine (which Awards and related agreements need not be identical), including, without limitation, the grant of Shares based upon certain conditions, the grant of exchangeable or redeemable securities or equity interests, and the grant of share appreciation rights, (ii) to grant limited partnership or any other membership or ownership interests (which may be expressed as units or otherwise) in a subsidiary, operating or other partnership, or other affiliate of the Company, with any Shares being issued in connection with the conversion of (or other distribution on account of) an interest granted under the authority of this clause (ii) to be subject, for the avoidance of doubt, to Section 5 and the other provisions of this Plan, and (iii) to grant Awards valued by reference to book value, fair value or performance parameters relative to the Company or any subsidiary or group of subsidiaries of the Company.
(g) Consideration for Awards. Subject to the requirements of applicable law, the Company shall obtain such consideration for the grant of an Award under this Section 6 as the Committee in its discretion may determine.
(h) Deferral. To the extent permissible under the Amended and Restated Camden Property Trust Non-Qualified Deferred Compensation Plan, the Committee may permit a Participant to elect to defer payment of an Award of Restricted Shares (including a right to receive dividend payments or dividend equivalent payments with respect to an Award of Restricted Shares) or Options in accordance with the terms of such plan and may grant deferred Options in accordance with the terms of such plan.
(i) Limitation on Payment of Dividends on Performance-Based Awards. Notwithstanding any other provision hereof, any cash dividend or distribution otherwise payable pursuant to an Award granted pursuant to this Section 6 that remains subject to performance-based vesting, or forfeiture based on the failure to meet performance-based conditions (i.e., conditions other than the continued service or employment of the Participant through a certain date), must be retained by, or repaid by the Participant to, the Company or the applicable entity granting the Award; provided that, to the extent provided for in the applicable Award agreement or by the Committee, an amount equal to such cash dividends or distributions retained or repaid by the Participant may be paid to the Participant upon the satisfaction or lapsing of such performance-based conditions with respect to such Award.
7. Adjustment Provisions.
If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a dividend upon the Shares (other than dividends payable in cash) or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and (ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights shall be entitled by reason of such events.
Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee shall make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights, provided, however, as follows: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.
8. Acceleration.
Notwithstanding any other provision of this Plan to the contrary, all or any part of any remaining unexercised Options and Rights granted to any person may be exercised in the following circumstances (but in no event during the six month period commencing on the date granted) and all or any part of any other Award not theretofore vested shall vest: (i) with respect to Options or Rights only, immediately upon (but prior to the expiration of the term of the Option or Rights) Retirement, (ii) subject to the provisions of Section 6, upon the Permanent Disability or death of the holder, (iii) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration or (iv) upon (A) the Company’s adoption of a plan of merger, (B) the Company’s shareholders’ adoption of a plan of complete liquidation of the Company, or (C) the receipt by the Company of a tender or exchange offer, the consummation of any of which would constitute a Change in Control; provided that, the date on which any Award subject to Code Section 409A that becomes vested pursuant to this Section 8(iv) shall be payable or distributable shall be the date of the occurrence of the Change in Control.

9. Participant’s Agreement.
If, at the time of the exercise of any Option or Right or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or Right or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.
10. Withholding Taxes.
No Award may be exercised and no distribution of Shares or cash pursuant to an Award may be made under this Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.
11. Termination of Authority to Make Grant.
No Awards will be granted pursuant to this Plan after May 11, 2021.
12. Amendment and Termination; Restriction on Repricing Options.
The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of this Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under this Plan (except as provided in Section 5(b)); or (ii) change the class of persons eligible to receive Awards; or (iii) amend this Plan in any manner that would require shareholder approval under Rule 16b-3 of the Exchange Act or under Code Sections 162(m) or 422; or (iv) reduce the purchase price on an outstanding Option.
13. Preemption by Applicable Laws and Regulations.
Notwithstanding anything in this Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant’s beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

14. Awards Granted Under 2002 Plan.
Nothing contained in this Plan shall in any manner affect awards granted under the 2002 Plan or the rights of the holders thereof. In furtherance of such matter, upon the exercise of an Incentive Exchange Right (as defined in the 2002 Plan) pursuant to options granted under the 2002 Plan, the holder thereof shall receive a grant of Restricted Shares, which grant shall be subject to the provisions of Section 5(f) of the 2002 Plan.
15. Miscellaneous.
(a) No Employment Contract. Nothing contained in this Plan shall be construed as conferring upon any Participant the right to continue in the employ of, or as a Director of or consultant to, the Company or any Affiliate.
(b) Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.
(c) No Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to Shares covered by the Participant’s Award until the date of the issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.
(d) Nonassignability.
(1) General. Neither a Participant nor a Participant’s estate, personal representative or beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant’s estate’s, personal representative’s or beneficiary’s interest arising under this Plan nor shall such interest be subject to seizure for the payment of a Participant’s or beneficiary’s debts, judgments, alimony, or separate maintenance or be transferable by operation of the law in the event of a Participant’s, estate’s, personal representative’s or beneficiary’s bankruptcy or insolvency and to the extent any such interest arising under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited, notwithstanding any vesting provisions or other terms herein or in such Award.

(2) Transfers to Family Trusts. Notwithstanding the preceding or any other limitation on the transferability of Awards, the Committee may (in its sole discretion) permit a Participant to transfer an Award (other than an ISO), or cause the Company to grant an Award (other than an ISO) that otherwise would be granted to a Participant, to a trust established for the benefit of one or more of the children, grandchildren or spouse of the Participant or pursuant to a qualified domestic relations order. Any Participant desiring to make a transfer pursuant to this subsection shall make application therefore in such manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities and tax laws. The Committee shall not give permission for such an issuance or transfer if it would give rise to short-swing liability under Section 16(b) of the Exchange Act, liability for the “additional tax” under Code Section 409(a)(1)(B), or if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Company to register the Shares to be issued under an Award under federal or state securities laws.
(e) Application of Funds. The proceeds received by the Company from the sale of Shares pursuant to this Plan will be used for its general business purposes.
(f) Governing Law; Construction. All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the state in which the Company has been formed, without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.

EXHIBIT A
PERFORMANCE GOALS
Awards intended to qualify as “performance-based” compensation under Code Section 162(m), may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Goals, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Any of the Performance Goals may (but need not) be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.
“Performance Goals” means one or more of the following business criteria (or any combination thereof) with respect to one or more of the Company, or any subsidiary, division, other operational unit or administrative department of thereof, or a change (or the absence of change) thereto:
(i)	pre-tax income;

(ii)	after-tax income;

(iii)	net operating income (meaning net operating income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis);

(iv)	operating income;

(v)	cash flow;

(vi)	revenue;

(vii)	same property revenue;

(viii)	earnings per share;

(ix)	return on equity;

(x)	return on invested capital or assets;

(xi)	cash and/or funds available for distribution;

(xii)	market value of Shares;

(xiii)	return on investment;

(xiv)	total return to shareholders;

(xv)	net earnings;

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(xvi)	return, coverage and/or similar ratios;

(xvii)	number of equity and/or securities sold;

(xviii)	completion of property development;

(xix)	achievement of pro forma property yields;

(xx)	achievement of budgets;

(xxi)	balance sheet and/or liquidity measures;

(xxii)	funds from operations (FFO); and/or

(xxiii)	adjusted funds from operations (AFFO).
In addition, any Performance Goals may be based upon the attainment of specified levels of performance under one or more of the Performance Goals above relative to the performance of other companies or the historic performance of the Company. Performance Goals may be absolute amounts or percentages of amounts or may be relative to the performance of other companies or of indexes.
To the extent permitted by Code Section 162(m), unless the Committee provides otherwise at the time of establishing the Performance Goals, for each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) (to the extent applicable), to any of the Performance Goals described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

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